March 10, 2009

VIA EDGAR

Securities and Exchange Commission
100 F Street NE
Washington, D.C. 20549

Re:     Separate Account VUL-4 of Transamerica Life, SEC File No. 811-10167

➢	TransSurvivor, Registration No. 333-153775
          Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently sent (or will send) to its policyholders the annual reports dated December 31, 2008, for the underlying management investment companies listed below (the “Funds”). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act:

                            ANNUAL REPORT FILINGS:Transamerica Series Trust, Registration No. 811-4419

The Alger American Fund, Registration No. 811-05550

AllianceBernstein Variable Products Series Fund, Inc, Registration No. 811-05398

Dreyfus Investment Portfolios, Registration No. 811-08673

The Dreyfus Socially Responsible Growth Fund, Inc., Registration No. 811-7044

Dreyfus Variable Investment Fund, Registration No. 811-05125

           Fidelity Variable Insurance Product Fund II, Registration No. 811-05511
                            Fidelity Variable Insurance Products Fund, Registration No. 811-03329
                            Franklin Templeton Variable Insurance Products Trust, Registration No. 811-5583

                            Janus Aspen Series, Registration No. 811-07736

MFS Variable Insurance Trust, Registration No. 811-08326

Premier VIT, Registration No. 811-08512

                            PIMCO Variable Insurance Trust, Registration No. 811-08399
                            Universal Institutional Funds, Inc, Registration No. 811-07607

Some of the funds included in each Fund Company’s annual report filings may not be available under every Policy offered by the Registrant.

The Company understands that the Funds have filed, or will file, their annual reports with the commission under the separate cover, pursuant to Rule 30d-1.

To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (727) 299-1830 or Gayle Morden at (727) 299-1747.

Sincerely,

/s/ Arthur D. Woods

Arthur D. Woods
Vice President & Counsel

cc: Priscilla Hechler
      Gayle A. Morden